                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.80%
                                GREEN TREE TRUST
                                     1995-E
                                 MONTHLY REPORT
                                 November 1995

                                             Distribution Date:  12/15/95
                                             CUSIP#:  393505 JD5
                                             Trust Account:  3334396-0

A.   Collected Amount                                         $1,178,977.45

B.   Delinquent Payments Advanced/Recovered                        5,197.38

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                  .00

D.   Amount Available (A+B+C)                                  1,184,174.83

E.   Monthly Principal (6.80%)                                   171,642.60

     (1)  Regular Principal Payments        $285,367.60
     (2)  Principal Prepayments              519,085.28
     (3)  Delinquent Principal Advanced       25,197.08
     (4)  Net Losses                          20,866.10
     (5)  Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                            .00
     (6)  Bankruptcy Write-Down                     .00
     (7)  Unpaid Principal from Prior Months        .00
     (8)  Delinquent Payments Recovered      (21,858.27)

               Total Principal                                   828,657.79

G.   Monthly Servicing Fee (.75%)                                 18,931.17

H.   Advances Reimbursed                                          36,427.34

I.   Guaranty Fee                                                164,943.27

J.   Shortfall ((E+F+(if Company is not the
     Servicer)G)-D)                                                     .00

K.   Guaranty Payment (lesser of J or Guaranty Amount
     from prior month)                                                  .00

L.   Aggregate Certificate Principal Balance                  29,461,212.65

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                      3,224,212.00

N.   Pool Scheduled Prinicipal Balance                        29,461,212.65

O.   Pool Factor
     (1)  Previous Month Pool Factor                              .93947679
     (2)  Current Month Pool Factor                               .91377497


                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.80%
                                GREEN TREE TRUST
                                     1995-E
                                 MONTHLY REPORT
                                 November 1995

                                      Distribution Date:  12/15/95
                                      CUSIP#:  393505 JD5
                                      Trust Account:  3334396-0

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)    31-59 days            98,618.64       19
     (b)    60-89 days            52,617.03        8
     (c)    90 or more days       33,461.37        5

Q.   Liquidated Contracts                              3           20,984.33

     (1)  Net Liquidiation Loss                                    22,171.63

R.   Number of Loans Remaining                                         5,323

S.   Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                   9           61,322.33

T.   Average Sixty-Day Delinquency Ratio                                 .29

U.   Current Realized Loss Ratio                                        1.31

V.   Cumulative Realized Loss Ratio                                      .20

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                      GTFC
                                     1995-E
                                 November, 1995
                              Defaulted Contracts



                                                       Estimated
                                         Repurchase     Loss at
Account#      Principal      Interest      Amount      Sale Date
--------      ---------      --------    ----------    ---------

15683538       7,295.23        41.33       7,336.56     7,810.42
15685623       8,839.68        50.09       8,889.77     9,309.93
15687455       4,731.19        26.81       4,758.00     5,051.28
             ----------      -------     ----------   ----------

TOTALS       $20,866.10      $118.23     $20,984.33   $22,171.63
             ==========      =======     ==========   ==========